UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
November 26, 2007
(Date of earliest event reported)
Double-Take Software, Inc.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-33184	20-0230046

(State or other jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

257 TURNPIKE ROAD, SUITE 210 SOUTHBOROUGH, MASSACHUSETTS	01772	877-335-5674

(Address of principal executive offices)	(Zip Code)	(Registrant’s telephone number including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT
Section 2 — Financial Information
Item 2.02 Results of Operations and Financial Condition.
The information furnished under Item 7.01 of this report is incorporated in this Item 2.02 by reference.
Section 7 — Regulation FD
Item 7.01 Regulation FD Disclosure
In the conference call following the announcement by Double-Take Software, Inc. (the “Company”) of its third quarter 2007 earnings, we said that we had become uncomfortable with our method of reporting the percentage of license sales to new versus existing customers. We had previously reported this information for the four quarters of 2006 and the first two quarters of 2007, both in presentations to investors and analysts and in SEC filings. We said that we would examine the method and would report at a later time the third quarter percentage and any corrections to previously reported amounts, as appropriate. We have completed this analysis and are presenting below the revised percentages as recalculated. These percentages are not presented in, and are not a part of, our financial statements for any period and the recalculations have no impact on our financial statements as previously reported. As the chart below indicates, license sales to existing customers remains significant, generally more than a third of all license sales in any period, but it is not a majority of our license sales as previously reported. The table below shows our current estimates based on the recalculation and the previously reported percentages. All amounts are approximations:

	2006				2007
	Q1	Q2	Q3	Q4	Q1	Q2	Q3
Previously Reported	41%	40%	56%	56%	57%	58%	—
As Recalculated	47%	39%	34%	35%	36%	37%	38%
Previously reported amounts differ from the recalculated estimates primarily for the following reasons:
•	Sales by our EMEA subsidiary, which was previously our EMEA distributor and which we acquired in May of 2006, to its resellers and distributors were previously reported as “new” or “existing” based on the status of the reseller or distributor rather than based on sales to end users. The current estimates as recalculated take into account only end users for EMEA license sales.

•	Because we do not generally know the end users for our OEM’s, we previously reported OEM license sales as “existing.” We have eliminated OEM license sales from the current estimates as recalculated.

•	We generally do not know the end users for stocking orders received from distributors during a quarter prior to the time that we report our quarterly results. Therefore, we previously estimated and reported all stocking orders as “existing”. The current estimates as recalculated place all stocking orders in the “new” or “existing” categories based on the end user destination of those stocks.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Double-Take Software, Inc.
Date: November 26, 2007	By:	/s/ S. CRAIG HUKE
S. Craig Huke
Vice President and Chief Financial Officer

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